                                          *****Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                               Under 17 C.F.R. Sections 200.80,
                                               200.83 and 240.24b-2.

                                                                   EXHIBIT 10.13


                                LICENSE AGREEMENT

THIS AGREEMENT is entered into on this 15th day of December 1995, 1995, by and between Motorola, Inc. a Delaware corporation having an office at 1303 East Algonquin Road, Schaumburg, Illinois 60196 (hereinafter called "MOTOROLA"), and Stac, Inc., a California corporation having an office at 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093 (hereinafter called "STAC").

WHEREAS, MOTOROLA owns and has, or may have, rights in certain patents issued, and applications for patents pending, in various countries of the world as to which STAC desires to acquire licenses as hereinafter provided, and

WHEREAS, STAC owns and has, or may have, rights in certain patents issued, and applications for patents pending, in various countries of the world as to which MOTOROLA desires to acquire licenses as hereinafter provided,

NOW THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, it is agreed as follows:


Section 1 -- DEFINITIONS

1.1 SUBSIDIARY(IES) means any legal entity, more than fifty percent (50%) of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority are, now or hereafter, owned or controlled, directly or indirectly by that party (but only so long as such conditions exist).

1.2 LZS DATA COMPRESSION means any lossless data compression algorithm made commercially available by STAC and which STAC has the rights to license others to make, use, sell, offer for sale, copy and create derivative works therefor.




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                       MOTOROLA CONFIDENTIAL PROPRIETARY
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1.3  CZL DATA COMPRESSION means a MOTOROLA developed version of the Ziv-Lempel
77 lossless data compression algorithm.

1.4 DATA COMMUNICATION APPLICATIONS means the use of any product for the primary function of communications, such product having one or more interfaces to a public or private network.

1.5  STAC PATENTS means U.S. Patent Nos. 4,701,745; 5,016,009; 5,146,221;
5,126,739, and 5,463,390, and any patent issuing from European Patent Application Number EP 0 582 907 A2 and including all divisions, continuations, continuations-in-part, reissues, renewals, and extensions, and any foreign or domestic counterparts claiming priority therefrom.

1.6 MOTOROLA PATENTS shall mean U.S. Patent Nos. 5,130,993 and 5,245,614, any patent issuing from U.S. Patent Application No. 08/156,857 and including all divisions, continuations, continuations-in-part, reissues, renewals, and extensions, and any foreign or domestic counterparts claiming priority therefrom.

1.7 STAC COPYRIGHTS means copyrights owned by STAC in the United States and throughout the world in LZS DATA COMPRESSION algorithms, and in source code and object code versions of software implementing LZS DATA COMPRESSION algorithms.

1.8 CHIPSETS means one or more semiconductor devices which, alone or collectively, are utilized to implement the function of lossless data compression.

1.9 MERCHANT CHIPSETS means CHIPSETS offered for sale, sold or otherwise transferred as CHIPSETS, and not as incorporated in a larger product, to entities other than MOTOROLA and STAC or their SUBSIDIARIES.

1.10 MERCHANT SOFTWARE means software having lossless data compression as its primary and predominant function that is offered




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                       MOTOROLA CONFIDENTIAL PROPRIETARY
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for sale, sold, or otherwise transferred as a software-only product, and not as incorporated in a larger product, to entities other than MOTOROLA and STAC or their SUBSIDIARIES.

1.11 LICENSED MOTOROLA PRODUCT(S) means all products made by, or manufactured for, MOTOROLA or its SUBSIDIARIES that infringe the STAC PATENTS; provided, however, that LICENSED MOTOROLA PRODUCTS shall not include MERCHANT CHIPSETS, MERCHANT SOFTWARE or LICENSED MOTOROLALZS PRODUCTS.

1.12 LICENSED MOTOROLA LZS PRODUCTS means all products that incorporate LZS DATA COMPRESSION, including products that embody enhancements to LZS DATA COMPRESSION developed by MOTOROLA; provided, however, that LICENSED MOTOROLA LZS PRODUCTS shall not include CHIPSETS, LICENSED MOTOROLA PRODUCTS or MERCHANT SOFTWARE.

1.13 LICENSED STAC PRODUCT(S) means all products that infringe or cause to be infringed by purchasers, the MOTOROLA PATENTS. LICENSED STAC PRODUCT(S) shall not include software directly incorporated into computer operating systems software sold by [*****] or software sold on media containing other software sold by [*****], but shall include software sold by STAC on separate media under the trade identity of STAC or its SUBSIDIARY(IES).

1.14 LICENSED STAC LZS MOTOROLA ENHANCED PRODUCT(S) means all software made by, or manufactured for, STAC or its SUBSIDIARIES having lossless data compression as its primary function which: 1) embodies enhancements to LZS DATA COMPRESSION developed by MOTOROLA; 2) is incorporated in a LICENSED MOTOROLA LZS PRODUCT; and 3) is delivered to STAC in source code form.

1.15 EFFECTIVE DATE means the date of last signature hereto as such date is entered on the first page hereof.


Section 2 -- RELEASES

*****Confidential Treatment Requested


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2.1  STAC and its SUBSIDIARY(IES) hereby release, acquit and forever discharge
MOTOROLA (and those SUBSIDIARY(IES) affiliated with MOTOROLA on the EFFECTIVE DATE of this Agreement) and their respective distributors, dealers, customers and users from any and all claims or liability for infringement or alleged infringement of any STAC PATENTS, by the use, lease, sale or other disposition of MOTOROLA products prior to the EFFECTIVE DATE.

2.2 MOTOROLA and its SUBSIDIARY(IES) hereby release, acquit and forever discharge STAC (and those SUBSIDIARY(IES) affiliated with STAC on the EFFECTIVE DATE of this Agreement) and their respective distributors, dealers, customers and users from any and all claims or liability for infringement or alleged infringement of any MOTOROLA PATENTS, by the use, lease, sale or other disposition of STAC products prior to the EFFECTIVE DATE.


Section 3 -- GRANTS

3.1 STAC hereby grants to MOTOROLA and its SUBSIDIARY(IES), for the lives of the STAC PATENTS, a non-exclusive, non-transferable royalty bearing license throughout the world under the STAC PATENTS for DATA COMMUNICATION APPLICATIONS only, without the right to sub-license:

     3.1.1 to make and to have made LICENSED MOTOROLA PRODUCTS and LICENSED MOTOROLA LZS PRODUCTS, and

     3.1.2 with respect to LICENSED MOTOROLA PRODUCTS and LICENSED MOTOROLA LZS PRODUCTS so made and have made, to use, lease, sell, or otherwise dispose of such LICENSED MOTOROLA PRODUCTS and LICENSED MOTOROLA LZS PRODUCTS under the trade identity of MOTOROLA or its SUBSIDIARY(IES).




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                       MOTOROLA CONFIDENTIAL PROPRIETARY
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3.2  STAC grants to MOTOROLA and its SUBSIDIARY(IES) a world-wide, non-exclusive, non-transferable, royalty bearing license under the STAC PATENTS and STAC COPYRIGHTS to use, copy, and distribute, object code only compilations LZS DATA COMPRESSION software for pre-sale integration with LICENSED MOTOROLA LZS PRODUCTS. STAC further grants to MOTOROLA and its SUBSIDIARY(IES) a world-wide, non-exclusive, non-transferable, royalty bearing license under the STAC PATENTS and the STAC COPYRIGHTS to create, use, copy and distribute modified object code only compilations of LZS DATA COMPRESSION software for pre-sale integration with LICENSED MOTOROLA LZS PRODUCTS, provided that such modified compilations of LZS DATA COMPRESSION software do not change the encoding format of the unmodified compilations of LZS DATA COMPRESSION software.

3.3 MOTOROLA grants to STAC and its SUBSIDIARY(IES) a non-exclusive, non-transferable, royalty bearing license throughout the world under the MOTOROLA PATENTS for DATA COMMUNICATION APPLICATIONS only, without the right to sublicense:

     3.3.1 to make and have made LICENSED STAC PRODUCTS and LICENSED STAC LZS MOTOROLA ENHANCED PRODUCTS; and

     3.3.2 with respect to LICENSED STAC PRODUCTS and LICENSED STAC LZS MOTOROLA ENHANCED PRODUCTS so made and have made, to use, lease, sell, or otherwise dispose of such LICENSED STAC PRODUCTS and LICENSED STAC LZS MOTOROLA ENHANCED PRODUCTS under the trade identity of STAC or its SUBSIDIARY(IES).


Section 4 -- PAYMENTS

4.1 STAC shall pay to MOTOROLA a royalty in accordance with Schedule A for each LICENSED STAC PRODUCT sold.

     4.1.1 If at any time during the execution of this AGREEMENT MOTOROLA enters into an agreement with respect to the




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                       MOTOROLA CONFIDENTIAL PROPRIETARY
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     MOTOROLA PATENTS on substantially similar terms to this AGREEMENT, and providing for a more favorable royalty rate, STAC shall thereafter be entitled to such royalty rate for LICENSED STAC PRODUCTS. MOTOROLA shall notify STAC of that more favorable royalty rate within thirty (30) days of execution of such subsequent agreement.

4.2 STAC shall pay to MOTOROLA for each LICENSED STAC LZS MOTOROLA ENHANCED PRODUCT a royalty of [*****] of the net selling price for each LICENSED STAC LZS MOTOROLA ENHANCED PRODUCT sold. The net selling price for each LICENSED STAC LZS MOTOROLA ENHANCED PRODUCT shall be based on the net selling price for the software only, and shall not be based on any selling price of any STAC product incorporating such LICENSED STAC LZS MOTOROLA ENHANCED PRODUCT.

4.3 MOTOROLA shall pay the royalty determined in accordance with Schedule A to STAC for each LICENSED MOTOROLA PRODUCT sold.

4.4 MOTOROLA shall pay the royalty determined in accordance with Schedule B for each LICENSED MOTOROLA LZS PRODUCT sold.

     4.4.1 If at any time after the execution of this agreement, STAC enters into an agreement with respect to LZS DATA COMPRESSION on substantially similar terms to this AGREEMENT, and providing for a more favorable royalty rate, MOTOROLA shall thereafter be entitled to such royalty rate for LICENSED MOTOROLA LZS PRODUCTS. STAC shall notify MOTOROLA of that more favorable royalty rate within thirty (30) days of execution of such subsequent agreement.

     4.4.2 Royalties payable by MOTOROLA to STAC hereunder for LICENSED MOTOROLA LZS PRODUCTS which transfer information from one point to another point by means of electromagnetic waves in free space shall not exceed [*****] per year. Royalties payable by MOTOROLA to STAC hereunder for all other LICENSED MOTOROLA LZS PRODUCTS

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     shall not exceed [*****] per year.

4.5 Within thirty (30) days following execution of this AGREEMENT, and on each anniversary of this AGREEMENT, a responsible official of each party shall estimate for the immediately following year, in writing, an election as to the number of LICENSED MOTOROLA PRODUCTS or LICENSED STAC PRODUCTS it will sell, lease, or otherwise dispose of for that year, and shall indicate the approximate average selling price for said LICENSED MOTOROLA PRODUCTS or LICENSED STAC PRODUCTS, and shall pay the amount indicated in accordance with Schedule A, TABLE I. Within thirty (30) days following each anniversary of this AGREEMENT, each party shall make royalty payments to the other pursuant to Schedule A, TABLE II on the number of LICENSED MOTOROLA PRODUCTS or LICENSED STAC PRODUCTS it sold, leased or otherwise disposed of in the previous year in excess of the number of LICENSED MOTOROLA PRODUCTS or LICENSED STAC PRODUCTS previously estimated for such previous year.

4.6 Within thirty (30) days following execution of this AGREEMENT, and on each anniversary of this AGREEMENT, a responsible official of MOTOROLA shall estimate for the immediately following year, in writing, an election as to the number of LICENSED MOTOROLA LZS PRODUCTS that MOTOROLA will sell, lease, or otherwise dispose of for that year, and shall indicate the approximate average selling price for said LICENSED MOTOROLA LZS PRODUCTS, and shall pay the amount indicated in accordance with the Current License Fee Schedule in accordance with the terms of Exhibit B. Within thirty (30) days following each anniversary of this AGREEMENT, MOTOROLA shall make an additional royalty payment, if any, to STAC representing the royalty owing beyond the royalty paid at the beginning of the previous year for that year, according to the Current License Fee Schedule for that year, based on the average selling price and number of LICENSED MOTOROLA LZS PRODUCTS it actually sold, leased or otherwise disposed of in the previous year.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY




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4.7  Any payment hereunder which shall be delayed for more than thirty (30) days beyond the due date shall be subject to an interest charge of one (1) percent per month on the unpaid balance payable in United States currency until paid.
The foregoing payment of interest shall not affect either party's right to terminate this agreement.

4.8 With respect to the royalty and reporting set forth in this Section 4, each party shall keep full, clear and accurate records with respect to LICENSED MOTOROLA PRODUCTS, LICENSED MOTOROLA LZS PRODUCTS, LICENSED STAC PRODUCTS, or LICENSED STAC LZS MOTOROLA ENHANCED PRODUCTS sold, leased or otherwise disposed of. These records shall be retained for a period of three (3) years from date of reporting and payment notwithstanding the expiration or other termination of this AGREEMENT. Each party shall have the right through a mutually agreed upon independent certified public accountant and at its expense, to examine and audit, not more than once a year, and during normal business hours, all such records and such other records and accounts as may under recognized accounting practices contain information bearing upon the amount of royalty payable to the other under this AGREEMENT. Such independent accountant shall report to the parties only as to the amount of royalties payable under this AGREEMENT. Prompt payment shall be made to compensate for any underpayments disclosed by such examination or audit.

4.9 Each party shall bear all taxes imposed on it with respect to the payments received under this Section, provided, however, that if so required by applicable law, the other party may withhold the amount of taxes levied on payments to be made pursuant to this Agreement, and shall promptly make payment of the withheld amount to the appropriate tax authorities and shall transmit to the other official tax receipts or other evidence issued by said appropriate tax authorities sufficient to enable MOTOROLA to support a claim for tax credit in respect to such withheld taxes so paid.




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                       MOTOROLA CONFIDENTIAL PROPRIETARY
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4.10 All sums due MOTOROLA are payable in United States dollars and shall be paid by wire transfer to the following MOTOROLA bank account unless otherwise directed:

        The Bank of Boston
        100 Federal Street
        Boston, Massachusetts
        Account: 531-31430
        Account Name: Motorola, Inc.
        Federal Fund ID: 011000390

4.11 All sums due STAC are payable in United States dollars and shall be paid by wire transfer to the following STAC bank account unless otherwise directed:

        Silicon Valley Bank
        2240 North First Street
        San Jose, CA 95131
        Account Number: 06001645-75
        Account Name: Stac Electronics
        ABA Transfer Number: 1211-4039-9

4.12 Royalties payable by STAC to MOTOROLA hereunder shall not exceed [*****] during the term of this agreement.

4.13 Royalties payable by MOTOROLA to STAC hereunder for LICENSED MOTOROLA PRODUCTS which transfer information from one point to another point by means of electromagnetic waves in free space shall not exceed [*****] during the term of this agreement. Royalties payable by MOTOROLA to STAC hereunder for all other LICENSED MOTOROLA PRODUCTS shall not exceed [*****] during the term of this AGREEMENT.

4.14 The obligation to pay royalties in Sections 4.1 and 4.3 by either party except for royalties accrued during the first [*****] years of this agreement shall end [*****] years from the EFFECTIVE DATE.

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

4.15 At MOTOROLA's option, MOTOROLA may eliminate the payment provisions of
Section 4.1 and 4.3 herein by paying to STAC on or before September 30, 1996, the amount of [*****], less any royalties already paid by MOTOROLA to STAC pursuant to Section 4.3, plus any royalties already paid by STAC to MOTOROLA pursuant to Section 4.1. Such amount represents a total net payment of the sum of the limits on royalties to be paid by each party to the other party under the provisions of Sections 4.12 and 4.13.


Section 5 -- SUSPENSION OF LICENSE

If at any time during the term of this Agreement any third party holding at least a 20% ownership interest in STAC or any SUBSIDIARY of STAC, any supplier to STAC, any user of LICENSED STAC PRODUCT(S) or LICENSED STAC LZS MOTOROLA ENHANCED PRODUCT(S) or any other third party (hereinafter, collectively "Third Party Claimant") asserts a patent essential to any standard of a recognized engineering association, such as the ITU-C, Frame Relay Forum, or the IETF, (hereinafter "ESSENTIAL PATENTS") against any MOTOROLA product and also asserts that MOTOROLA is prevented from asserting claims under any MOTOROLA PATENTS against such Third Party Claimant as a result of the licenses granted to STAC in this AGREEMENT, then the licenses granted to STAC shall immediately be suspended as to any products not generally offered for sale by the Third Party Claimant within thirty (30) days of the date of written notice by MOTOROLA to STAC of such assertions by such Third Party Claimant. The suspension of the licenses granted to STAC shall be effective only if and so long as MOTOROLA actively negotiates and/or defends such claim and only to the extent necessary to obviate the assertions made by the Third Party Claimant to the effect that MOTOROLA is prevented from asserting claims under MOTOROLA PATENTS because of this AGREEMENT. MOTOROLA agrees to institute no legal action against either STAC or the Third Party Claimant with respect to licensed product sold to Third Party Claimant by STAC for the period of thirty (30) days following the Notice of Suspension, during which thirty (30) days STAC may continue

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to operate as if the licenses were not suspended. After such thirty (30) day period, no product sold, leased or otherwise disposed of by STAC to such Third Party Claimant and no copy of software made by or for such Third Party Claimant under authority granted by STAC shall be deemed to be a LICENSED STAC PRODUCT. Such a suspension of the licenses granted to STAC shall remain in effect until such time as MOTOROLA no longer actively negotiates and/or defends any assertion of an ESSENTIAL PATENT by the Third Party Claimant or to the extent the suspension is unnecessary for MOTOROLA to obviate any assertion made by the Third Party Claimant to the effect that MOTOROLA is prevented from asserting claims under MOTOROLA PATENTS because of this AGREEMENT.


Section 6 -- SUBLICENSES

6.1 STAC may grant sublicenses to its CHIPSET and software customers for the MOTOROLA PATENTS on terms and conditions in conformance with the terms and conditions contained in the exemplary license agreement attached hereto as Exhibit C (hereinafter "INDUSTRY AGREEMENT"), as the MOTOROLA PATENTS are defined in the INDUSTRY AGREEMENT; provided, however, that STAC may not grant any sublicenses to the MOTOROLA PATENTS (as defined in the INDUSTRY AGREEMENT) to [*****].

6.2 Should STAC so desire, STAC shall be permitted to propose to MOTOROLA modifications to the terms and conditions of the INDUSTRY AGREEMENT. STAC shall propose such modifications by sending, by registered mail, return receipt requested, to the address listed hereinafter in Section 10.11.1. MOTOROLA shall either approve or deny such modifications within thirty (30) days of MOTOROLA's receipt of STAC's proposed modifications. Failure by MOTOROLA to approve or deny STAC's proposed modifications shall be deemed an approval of the proposed modifications. Once any modifications have been approved by MOTOROLA, STAC will be free to use an INDUSTRY AGREEMENT

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containing such modifications to use in accordance with granting sublicenses pursuant to Section 6.1.

6.3 Schedule A of the INDUSTRY AGREEMENT sets forth the amount of royalties to be paid by each sublicensee and the INDUSTRY AGREEMENT sets forth the timing and manner of payments. As provided in the INDUSTRY AGREEMENT, royalties paid by each sublicensee shall be paid directly to MOTOROLA. STAC shall use its best efforts to ensure that all sublicensees pay the required royalty amounts to MOTOROLA when due. If a sublicensee fails to pay the required royalties when due, then the sublicense to that sublicensee shall, after reasonable notice to the sublicensee, be immediately suspended.

6.4 Payments for royalties due MOTOROLA on account of any sublicenses shall be discounted to STAC's benefit from the Schedule A attached to this AGREEMENT by [*****] for the first year of each sublicensee's INDUSTRY AGREEMENT, [*****] for the second year of each sublicensee's INDUSTRY AGREEMENT, and [*****] for the third and each subsequent year of each sublicensee's INDUSTRY AGREEMENT. STAC may modify the royalties set forth on Schedule A of the INDUSTRY AGREEMENT in its sole discretion and without prior approval from MOTOROLA, so long as those royalties are not less than that listed in Exhibit A of this AGREEMENT less the aforementioned discount. Within thirty days of MOTOROLA's receipt of royalties from a STAC sublicensee pursuant to an INDUSTRY AGREEMENT, MOTOROLA shall pay STAC the difference between: 1) the royalties paid to MOTOROLA by the sublicensee, and 2) the amount that would be due from the sublicensee using Schedule A of this AGREEMENT reduced in accordance with the aforementioned discount.

6.5 Pursuant to the INDUSTRY AGREEMENT, STAC shall have the ability to perform an audit of each sublicensee once each year in order to verify that the sublicensee's payment of royalties is correct. During each year of this AGREEMENT subsequent to the first year of this AGREEMENT, MOTOROLA may request that STAC perform an audit of a reasonable number of sublicensees pursuant to the audit provisions of

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the INDUSTRY AGREEMENT. However, in no event shall STAC be required by MOTOROLA to perform any audits in any one year of this AGREEMENT in excess of the lower of 1) ten percent (10%) of the STAC sublicensees, or 2) any number of STAC sublicensees representing twenty percent (20%) of the dollar sales volume (determined by unit volume multiplied by selling price) of all of STAC sublicensees. Nevertheless, MOTOROLA may require STAC to perform at least one audit per year.


Section 7 -- TERM AND ASSIGNABILITY

7.1 The term of this Agreement shall be from the EFFECTIVE DATE through the entire unexpired term of the last to expire of STAC PATENTS and MOTOROLA PATENTS licensed or subject to license herein.

7.2 Any royalty obligation of MOTOROLA or its SUBSIDIARY(IES) shall not extend beyond the expiration of the last of the STAC PATENTS licensed herein.

7.3 Any royalty obligation of STAC or its SUBSIDIARY(IES) shall not extend beyond the expiration of the last of the MOTOROLA PATENTS licensed herein.

7.4 In the event that MOTOROLA sells a MOTOROLA business unit or SUBSIDIARY that utilizes the STAC PATENTS, STAC agrees to enter into a separate agreement with that business unit or SUBSIDIARY wherein STAC will grant the same licenses under Sections 3.1 and 3.2 above pursuant to the same royalty terms provided herein, except that the provisions of Sections 4.4.2 and 4.13 shall not apply.

7.5 In the event that STAC sells a STAC business unit or SUBSIDIARY to an entity other than [*****], that utilizes, or has customers that utilize, the MOTOROLA PATENTS, MOTOROLA agrees to enter into a separate agreement with that business unit or SUBSIDIARY wherein MOTOROLA will grant the same license under
Section 3.3 above

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

pursuant to the same royalty terms provided herein, except that the provisions of Section 4.12 above shall not apply.

7.6 In the event that STAC sells a STAC business unit or SUBSIDIARY to an entity other than [*****], that utilizes, or has customers that utilize, the MOTOROLA PATENTS, and STAC determines that only the STAC business unit or SUBSIDIARY or its customers require rights to the MOTOROLA PATENTS granted in this AGREEMENT, STAC may assign all of its rights and obligations to the MOTOROLA PATENTS to such STAC business unit or SUBSIDIARY, including but not limited to the provisions of Section 4.12. For the purposes of calculating the amounts paid by such STAC business unit or SUBSIDIARY determined by Section 4.12, all prior payments made by STAC pursuant to this AGREEMENT shall be included.

7.7 In the event that MOTOROLA enters into a joint development or partnership agreement with an original equipment manufacturer, STAC agrees to enter into a separate agreement with that original equipment manufacturer wherein STAC will grant the same licenses under Sections 3.1 and 3.2 above pursuant to the same royalty terms provided herein, except that the provisions of Sections 4.4.2 and
4.13 above shall not apply. No royalty shall be due pursuant to this AGREEMENT for products sold by such original equipment manufacturer pursuant to such a separate agreement; royalties for such products shall be due pursuant to such separate agreement.

7.8 In the event that STAC enters into a joint development or partnership agreement with an original equipment manufacturer, MOTOROLA agrees to enter into a separate agreement with that original equipment manufacturer wherein MOTOROLA will grant the same licenses under Section 3.3 above pursuant to the same royalty terms provided herein, except that the provisions of Section 4.12 above shall not apply. No royalty shall be due pursuant to this AGREEMENT for products sold by such original equipment manufacturer pursuant to such a separate agreement; royalties for such products shall be due pursuant to such separate agreement.

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Section 8 -- WARRANTIES

8.1 Each party warrants that it has all rights necessary to grant the releases, rights and licenses granted herein.

8.2 Each party warrants that any of its SUBSIDIARY(IES) licensed hereunder shall undertake all obligations contained herein as if such SUBSIDIARY(IES) were directly named as a party to this Agreement.


Section 9 -- PUBLICITY

9.1 Nothing in this Agreement shall be construed as conferring upon either party the right to include in advertising, packaging or other commercial activity any reference to the other party, its trademarks, trade names, service marks, or other trade identity in a manner likely to cause confusion.

9.2 Either party may disclose the existence of this Agreement, but shall otherwise keep the terms of this Agreement confidential and shall not now or hereafter divulge any part thereof to any third party except:

9.2.1 with the prior written consent of the other party; or

9.2.2 to any governmental body having jurisdiction to request and to read the same; or

9.2.3 as otherwise may be required by law or legal processes; or

9.2.4 to legal counsel representing either party; or

9.2.5 to its SUBSIDIARY(IES) provided that such divulging party shall impose equivalent confidentiality obligations on the recipient in writing prior to such divulgence.




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9.3  STAC agrees to include the text of Exhibit D in its multichannel data compression data sheets and in its licenses for LZS DATA COMPRESSION software.

9.4 MOTOROLA agrees to use the STAC LZS logo, as specified in Exhibit E, on the packaging and documentation of any products which use the STAC LZS DATA COMPRESSION technology.


Section 10 -- MISCELLANEOUS PROVISIONS

10.1 Nothing contained in this Agreement shall be construed as:

10.1.1 restricting the right of either party or any of its SUBSIDIARY(IES) to make, use, sell, lease or otherwise dispose of any particular product or products not herein licensed;

10.1.2 conferring any license or other right, by implication, estoppel or otherwise, under any patent application, patent or patent right, except as herein expressly granted herein;

10.1.3 conferring any license or right with respect to any trademark, trade or brand name, a corporate name of either party or any of their respective SUBSIDIARY(IES), or any other name or mark, or contraction, abbreviation or simulation thereof;

10.1.4 imposing on either party any obligation to institute any suit or action for infringement of any patent, or to defend any suit or action brought by a third party which challenges or concerns the validity of any patent licensed under this Agreement;

10.1.5 a warranty or representation by either party that any manufacture, use, sale, lease or other disposition of its products or services will be free from infringement of any patent other than the patents licensed herein;




                                      -16-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

10.1.6 imposing on either party any obligation to file any patent application or to secure any patent or maintain any patent in force; or

10.1.7 an obligation on either party to furnish any manufacturing or technical information under this Agreement except as the same is specifically provided for herein.

10.2 No express or implied waiver by either of the parties to this Agreement of any breach of any term, condition or obligation of this Agreement by the other party shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

10.3 Anything contained in this Agreement to the contrary notwithstanding, the obligations of the parties hereto shall be subject to all laws, both present and future, of any Government having jurisdiction over either party hereto, and to orders or regulations of any such Government, or any department, agency, or court thereof, and acts of war, acts of public enemies, strikes, or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties, and the parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by any such law, order, regulation, or contingency but only so long as said law, order, regulation or contingency continues.

10.4 This Agreement is the result of negotiation between the parties and, accordingly, shall not be construed for or against either party regardless of which party drafted this Agreement or any portion thereof.

10.5 Nothing in this Agreement shall be construed as creating a partnership, joint venture, or other formal business organization of any kind.




                                      -17-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

10.6 In no event shall either party be liable to the other party by reason of this Agreement or any breach or termination of this Agreement for any loss of prospective profits or incidental or special or consequential damages.

10.7 The captions used in this Agreement are for convenience only, and are not to be used in interpreting the obligations of the parties under this Agreement.

10.8 This Agreement and the performance of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Illinois, United States of America.

10.9 If any term, clause, or provision of this Agreement shall be judged to be invalid, the validity of any other term, clause, or provision shall not be affected; and such invalid term, clause, or provision shall be deemed deleted from this Agreement.

10.10 This Agreement sets forth the entire Agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized official of the party to be bound thereby.

10.11 All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered mail, postage prepaid, in any post office in the United States, addressed as follows:

10.11.1 If to MOTOROLA:

        Motorola Inc.




                                      -18-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

        1303 East Algonquin Road
        Schaumburg, Illinois 60196

        Attention: Vice President for
                   Patents, Trademarks & Licensing

10.11.2 If to STAC:

        Stac, Inc.
        12636 High Bluff Drive, Suite 400
        San Diego, California 92130-2093

        Attention: Vice President, Finance

10.12.3 The date of receipt of such a notice shall be the date for the commencement of the running of the period provided for in such notice, or the date at which such notice takes effect, as the case may be.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed in duplicate by its duly authorized representative:

Motorola, Inc.                          Stac, Inc.


By: /s/Signature Illegible              By: /s/Signature Illegible
    ---------------------------------       ------------------------------------
Title: VP & GM Network                  Title: Vice President, Finance
       Systems Division




                                      -19-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                   SCHEDULE A

        For each year of this AGREEMENT, a party who shall pay a license fee shall pay the amount from TABLE I according to forecasted NET SALES PRICE and ANNUAL VOLUME. NET SALES PRICE is the averaged forecasted selling price for all LICENSED MOTOROLA PRODUCTS or LICENSED STAC PRODUCTS, as applicable, sold during the year, and ANNUAL VOLUME is the number of LICENSED MOTOROLA PRODUCTS or LICENSED STAC PRODUCTS, as applicable, forecasted for shipment during the year. In the case of LICENSED MOTOROLA PRODUCTS or LICENSED STAC PRODUCTS where data compression is sold as an option, the NET SALES PRICE is the selling price of the option together with the host product or host platform having the option. If the actual sales for the party during the year exceed the forecasted volume for which a royalty was paid at the beginning of the year, royalties are payable in accordance with TABLE II. If no sales are anticipated for the year, then no license fee is due. However, if any sales are made during a year, the minimum royalty due is [*****].


                          TABLE I: ANNUAL LICENSE FEE

[*****]


                                    TABLE II:
                           PER UNIT ROYALTY FOR UNITS
                      IN EXCESS OF VOLUME BAND UPPER LIMIT.

                                 NET SALES PRICE
[*****]


***** Confidential Treatment Requested



                                      -20-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                   SCHEDULE B

                                    LZS Terms

Royalties for each LICENSED MOTOROLA LZS PRODUCT shall be payable according to the following Current License Fee Schedule:

[*****]


The Average Selling Price (ASP) of LICENSED MOTOROLA LZS PRODUCTS is the average forcasted selling price for all LICENSED MOTOROLA LZS PRODUCTS during the applicable year. The Total Units is the volume of LICENSED MOTOROLA LZS PRODUCTS forecasted for shipment during the applicable year. If LICENSED MOTOROLA LZS PRODUCTS comprises multiple products, Total Units is the sum of all LICENSED MOTOROLA LZS PRODUCTS and the ASP is the average of the ASP for each of the products comprising LICENSED MOTOROLA LZS PRODUCTS.

In the case of LICENSED MOTOROLA LZS PRODUCTS where data compression is sold as an option, the ASP is the ASP of the option together with the host product or host platform having the option.

If multiple compression libraries (e.g., separate versions of LZS DATA COMPRESSION software for different platforms, or software for one or other platforms that embodies enhancements to LZS DATA COMPRESSION developed by MOTOROLA) are used, then the royalty payable shall be calculated as follows: The royalty for each individual library is calculated separately using the procedures described above. The total License Fee will be the sun of 1) the largest License Fee plus 2) half of the sum of all other License Fees.

The Current License Fee Schedule above shall be updated on the anniversary of this AGREEMENT by STAC's then Current License Fee Schedule, which shall not have an amount of increase in royalties of more that [*****] from the Current License Fee Schedule for the prior applicable year. Such updated License Fee Schedule shall

***** Confidential Treatment Requested




                                      -21-
                       MOTOROLA CONFIDENTIAL PROPRIETARY
become the Current License Fee Schedule for the subsequent year of this AGREEMENT.




                                      -22-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                    EXHIBIT C

                               INDUSTRY AGREEMENT




                                      -23-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

                            PATENT LICENSE AGREEMENT


THIS AGREEMENT is entered into on this ___ day of _________ by and between Stac, Inc., a California corporation having an office at 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093 (hereinafter called "STAC"), and __________, hereinafter called "LICENSEE").

WHEREAS, MOTOROLA (defined below) owns and has, or may have, rights in certain patents issued, and applications for patents pending, in various countries of the world under which LICENSEE desires to acquire licenses as hereinafter provided, and

WHEREAS, STAC has certain rights to grant sublicenses under certain patent rights held by MOTOROLA,

NOW THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, it is agreed as follows:


Section 1 -- DEFINITIONS
-----------------------

1.1 SUBSIDIARY(IES) means any legal entity, more than fifty percent (50%) of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority are, now or hereafter, owned or controlled, directly or indirectly by that party (but only so long as such conditions exist).

1.2 MOTOROLA means Motorola, Inc., a Delaware corporation having an office at 1303 E. Algonquin Road, Schaumburg, Illinois 60196.

1.3 MOTOROLA PATENTS shall mean U.S. Patent Nos. 5,130,993 and 5,245,614, any patent issuing from U.S. Patent Application No. 08/156,857 and including all divisions, continuations, continuations-in-part, reissues, renewals, and extensions, and any counterparts claiming priority therefrom, for any of the aforementioned.

1.4 CHIPSETS means one or more semiconductor devices which alone, or collectively, implement the function of data compression.

1.5. EQUIPMENT means routers, bridges, multiplexers, frame relay and other frame/packet access devices, modems operating over a telephone network, data service units, and ISDN terminal adapters other than CHIPSETS, or a combination of software and routers, bridges, multiplexers, frame relay and other frame/packet access devices, modems operating over a telephone network, data service units, and ISDN terminal adapters, other than CHIPSETS, which, alone or collectively, include a function of data compression and include a function of data communication with one or more interfaces to a public or private network.

1.6 LICENSED EQUIPMENT means EQUIPMENT infringing one or more of the MOTOROLA PATENTS which is identified by LICENSEE on the form of Exhibit B.

1.7 LICENSED SOFTWARE means software infringing one or more of the MOTOROLA PATENTS which is identified by LICENSEE on the form of Exhibit B.

1.8  LICENSED PRODUCTS means LICENSED EQUIPMENT and LICENSED SOFTWARE


Section 2 -- GRANTS

2.1 STAC hereby grants to LICENSEE and its SUBSIDIARY(IES), for the lives of the MOTOROLA PATENTS, a non-exclusive, non-transferable license throughout the world under MOTOROLA PATENTS without the right to sub-license, to make and have made, LICENSED EQUIPMENT, and to use, lease, sell, or otherwise dispose of such LICENSED EQUIPMENT.

2.2 STAC on behalf of MOTOROLA hereby releases, acquits and forever discharges LICENSEE and its SUBSIDIARY(IES) and their respective distributors, dealers, customers and users from any and all claims or liability for infringement of the MOTOROLA PATENTS by the use, lease, sale or other disposition of LICENSED PRODUCTS prior to the EFFECTIVE DATE.


Section 3 -- PAYMENTS

3.1 In consideration for the license grants of Section 2.1, LICENSEE agrees to pay to MOTOROLA the license fees in accordance with Schedule A. based on LICENSED PRODUCTS identified by LICENSEE on the form of Exhibit B.

3.2 In consideration for the release of Section 2.2, LICENSEE agrees to pay to MOTOROLA on the date of signing this AGREEMENT the amount representing royalties based on LICENSED PRODUCTS sold. prior to date of signing of this Agreement, in accordance with Schedule A. For the purpose of calculating such amount, all LICENSED PRODUCTS sold prior to the signing of this AGREEMENT shall be identified on the form of Exhibit B for each year prior to the signing of this AGREEMENT, beginning on July 14, 1992. If, however, the AGREEMENT is signed on or before January 31, 1996, LICENSEE need only identify on the form of Exhibit B all LICENSED PRODUCTS sold since September 1, 1995, and pay the amount based only on that LICENSED PRODUCT then identified on the form of Exhibit B.

3.3 Within thirty (30) days of executing this AGREEMENT, and on each anniversary of this AGREEMENT, a responsible official of LICENSEE shall in good faith estimate for the current year in writing to STAC and MOTOROLA an approximate number of LICENSED PRODUCTS to be sold for that year, identify such on the form of Exhibit B, and shall make a royalty payment to MOTOROLA (for itself and all of its SUBSIDIARY(IES) based upon Schedule A, Table I as to the number of LICENSED PRODUCTS sold, leased or otherwise disposed of by LICENSEE as identified on the form of Exhibit B. Within thirty (30) days following the anniversary of this AGREEMENT, LICENSEE shall certify in writing, incorporating the form of Exhibit B, either that the number of LICENSED PRODUCTS sold, leased or otherwise disposed of in the previous year did not exceed the estimated number, or LICENSEE shall certify in writing that the number of LICENSED PRODUCTS sold, leased or otherwise disposed of in the previous year exceeded the estimate, and shall pay to MOTOROLA a royalty for the number of LICENSED PRODUCTS sold in excess of the estimate for the previous year in accordance with Schedule A, Table II.

3.4 Any payment hereunder which shall be delayed for more than thirty (30) days beyond the due date shall be subject to an interest charge of one (1) percent per month on the unpaid balance payable in United States currency until paid. The foregoing payment of interest shall not affect either party's right to terminate in accordance with Section 6.

3.5 With respect to the royalty and reporting set forth in this Section 3, LICENSEE shall keep full, clear and accurate records with respect to LICENSED PRODUCTS sold, leased or otherwise disposed of. These records shall be retained for a period of three (3) years from the date of reporting and payment notwithstanding the expiration or other termination of this AGREEMENT. STAC shall have the right through a mutually agreed upon independent certified public accountant and at its expense, to examine and audit, not more than once a year, and during normal business hours, all such records and such other records and accounts as may under recognized accounting practices contain information bearing upon the amount of royalty payable by LICENSEE to MOTOROLA under this AGREEMENT. Prompt adjustment shall be made to compensate for any errors and/or omissions disclosed by such examination or audit.

3.6 MOTOROLA shall bear all taxes imposed on it with respect to the payments of this Section, provided, however, that if so required by applicable law, LICENSEE shall withhold the amount of taxes levied on payments to be made by LICENSEE pursuant to this AGREEMENT, and shall promptly make payment of the withheld amount to the appropriate tax authorities and shall transmit to MOTOROLA official tax receipts or other evidence issued by said appropriate tax authorities sufficient to enable MOTOROLA to support a claim for tax credit in respect to such withheld taxes so paid by LICENSEE.

3.7 No royalty shall be payable on LICENSED PRODUCTS sold after the seventh full year from the date of execution of this AGREEMENT.

3.8 MOTOROLA may increase the royalties shown in Table I by not more than [*****] each year.


Section 4 -- SUSPENSION OF LICENSE

If at any time during the term of this AGREEMENT, LICENSEE asserts a patent against any MOTOROLA product and also asserts that MOTOROLA is prevented from asserting claims under any MOTOROLA PATENTS against LICENSEE as a result of the licenses granted to STAC in this AGREEMENT, then the licenses granted to LICENSEE shall immediately be suspended. The suspension of the licenses granted to LICENSEE shall be effective only if and so long as MOTOROLA actively negotiates and/or defends such claim and only to the extent necessary to obviate the assertions made by LICENSEE to the effect that MOTOROLA is prevented from asserting claims under MOTOROLA PATENTS because of this AGREEMENT.

***** Confidential Treatment Requested

Section 5 -- WIRE TRANSFER

5.1 All sums due MOTOROLA are payable in United States dollars and shall be paid by wire transfer to the following MOTOROLA bank account unless otherwise directed:

        The Bank of Boston
        100 Federal Street
        Boston, Massachusetts
        Account: 531-31430
        Account Name: Motorola, Inc.
        Federal Fund ID: 011000390

Section 6 -- TERM, TERMINATION, AND ASSIGNABILITY

6.1 The term of this AGREEMENT shall be from the EFFECTIVE DATE through the entire unexpired term of the last to expire MOTOROLA PATENTS licensed or subject to license herein, unless earlier terminated as hereinafter provided.

6.2 In the event of any breach of this AGREEMENT by either party hereto (including LICENSEE's obligation to make payments under Section 3), if such breach is not corrected within forty-five (45) days after written notice to the breaching party describing such breach, this AGREEMENT may be terminated forthwith by further written notice to that effect from the party noticing the breach. In the event of termination of this AGREEMENT pursuant to this Section 6.2, the licenses and rights granted to or for the benefit of LICENSEE and its SUBSIDIARY(IES) under the MOTOROLA PATENTS shall terminate as of the date termination takes effect.

6.3 This AGREEMENT is personal to each of the parties hereto; and either party shall have the right to terminate this AGREEMENT by giving written notice of termination to the other party at any time upon or after: 1) the filing by the other party of a petition in bankruptcy or insolvency; 2) any adjudication that the other party is bankrupt or insolvent; 3) the filing by the other party under any law relating to bankruptcy or insolvency; 4) the appointment of a receiver for all or substantially all of the property of the other party; 5) the making by the other party of any assignment or attempted assignment of this AGREEMENT for the benefit of creditors; 6) any admission or statement by the other party that it is bankrupt or insolvent; or 7) the institution of any proceedings for the liquidation or winding up of the other party's business or for the termination of its corporate charter. In the event of termination of this AGREEMENT pursuant to this Section
6.3 the licenses and rights granted to or for the benefit of LICENSEE and its SUBSIDIARY(IES) under the MOTOROLA PATENTS shall terminate as of the date termination takes effect.

6.4 The rights or privileges provided for in this AGREEMENT as to LICENSED EQUIPMENT may be assigned or transferred by either party only with the prior written consent of the other party, which consent will not be unreasonably withheld, and with the authorization or approval of any governmental authority as then may be required.


Section 7 -- WARRANTIES

7.1 STAC warrants that it has all rights necessary to grant the rights and licenses granted in this AGREEMENT.

7.2 Each party warrants that any of its SUBSIDIARY(IES) licensed hereunder shall undertake all obligations contained herein as if such SUBSIDIARY(IES) were directly named as a party to this AGREEMENT.


Section 8 -- PUBLICITY

8.1 Nothing in this AGREEMENT shall be construed as conferring upon either party the right to include in advertising, packaging or other commercial activity any reference to the other party or MOTOROLA, its trademarks, trade names, service marks, or other trade identity in a manner likely to cause confusion.

8.2 Either party may disclose the existence of this AGREEMENT, but shall otherwise keep the terms of this AGREEMENT confidential and shall not now or hereafter divulge any part thereof to any third party except with the prior written consent of the other party; to any governmental body having jurisdiction to request and to read the same; as otherwise may be required by law or legal processes; to legal counsel representing either party; or to its SUBSIDIARY(IES) provided that such divulging party shall impose equivalent.

confidentiality obligations on the recipient in writing prior to such divulgence.


Section 9 -- MISCELLANEOUS PROVISIONS

9.1  Nothing contained in this AGREEMENT shall be construed as:

9.1.1 restricting the right of either party or any of its SUBSIDIARY(IES) to make, use, sell, lease or otherwise dispose of any particular product or products not herein licensed;

9.1.2 conferring any license or other right, by implication, estoppel or otherwise, under any patent application, patent or patent right, except as herein expressly granted herein;

9.1.3 conferring any license or right with respect to any trademark, trade or brand name, a corporate name of either party or any of their respective SUBSIDIARY(IES), or any other name or mark, or contraction, abbreviation or simulation thereof;

9.1.4 imposing on either party any obligation to institute any suit or action for infringement of any patent, or to defend any suit or action brought by a third party which challenges or concerns the validity of any patent licensed under this AGREEMENT;

9.1.5 a warranty or representation by either party that any manufacture, use, sale, lease or other disposition of its products or services will be free from infringement of any patent other than the patents licensed herein;

9.1.6 imposing on either party any obligation to file any patent application or to secure any patent or maintain any patent in force; or

9.1.7 an obligation on either party to furnish any manufacturing or technical information under this AGREEMENT except as the same is specifically provided for herein.

9.2 No express or implied waiver by either of the parties to this AGREEMENT of any breach of any term, condition or obligation of this Agreement by the other party shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this AGREEMENT of the same or of a different nature.

9.3 Anything contained in this AGREEMENT to the contrary notwithstanding, the obligations of the parties hereto shall be subject to all laws, both present and future, of any Government having jurisdiction over either party hereto, and to orders or regulations of any such Government, or any department, agency, or court thereof, and acts of war, acts of public enemies, strikes, or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties, and the parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by any such law, order, regulation, or contingency but only so long as said law, order, regulation or contingency continues.

9.4 Nothing in this AGREEMENT shall be construed as creating a partnership, joint venture, or other formal business organization of any kind.

9.5 In no event shall either party be liable to the other party by reason of this AGREEMENT or any breach or termination of this AGREEMENT for any loss of prospective profits or incidental or special or consequential damages.

9.6 If any term, clause, or provision of this AGREEMENT shall be judged to be invalid, the validity of any other term, clause, or provision shall not be affected; and such invalid term, clause, or provision shall be deemed deleted from this AGREEMENT.

9.7 This AGREEMENT sets forth the entire AGREEMENT and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized official of the party to be bound thereby.

9.8 All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered mail, postage prepaid, in any post office in the United States or ______________, addressed as follows:

If to STAC:

        Stac, Inc.
        12636 High Bluff Drive, Suite 400
        San Diego, California 92130-2093

        Attention: Vice President, Finance


If to LICENSEE:

        Attention:


9.9 The date of receipt of such a notice shall be the date for the commencement of the running of the period provided for in such notice, or the date at which such notice takes effect, as the case may be.

IN WITNESS WHEREOF, each party hereto has caused this AGREEMENT to be executed in duplicate by its duly authorized representative:

STAC, INC.                              LICENSEE

/s/Signature Illegible

By: /s/Signature Illegible              By:
    ---------------------------------       ------------------------------------

Title:                                  Title:
       ------------------------------          ---------------------------------

                                   SCHEDULE A

     For each year of this agreement, LICENSEE shall pay the amount from Table 1 according to forecasted NET SALES PRICE and ANNUAL VOLUME. NET SALES PRICE is the averaged forecasted selling price for all LICENSED PRODUCTS sold during the year, and ANNUAL VOLUME is the number of LICENSED PRODUCTS forecasted for shipment during the year. If the actual sales for LICENSED PRODUCTS during that year exceed the forecasted volume for which a royalty was paid at the beginning of the year, royalties are payable in accordance with TABLE II. If no sales are anticipated for that year, then no license fee is due. If any sales are made during the year, the minimum royalty is [*****].



                          TABLE I: ANNUAL LICENSE FEE


[*****]



                                    TABLE II:
                           PER UNIT ROYALTY FOR UNITS
                        IN EXCESS OF VOLUME UPPER LIMIT.

[*****]

***** Confidential Treatment Requested

                                    EXHIBIT B

             Licensed Product is Identified by LICENSEE as follows:

                                                NET SALES PRICE                   ANNUAL VOLUME
                                         ------------------------------   --------------------------------
Product Name                             <$50   <$250   <$1000   >$1000   <10K   <100K   <1,000K   >1,000K




Total Volume all Products

Average NET SALES PRICE all Products

                                    EXHIBIT D

The use of this software and/or chip may require a license from Motorola. A license agreement for the right to use Motorola patents may be obtained through STAC or directly from Motorola.




                                      -24-
                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                    EXHIBIT E

The STAC LZS Logo is shown below. The STAC LZS Logo Use Guidelines are contained in a separate bound manual provided with this agreement.




                                      -25-
                       MOTOROLA CONFIDENTIAL PROPRIETARY